!  UBSM30DECS4.CDI  #CMOVER_3.0B WHOLE_LOAN  !  MAX_CF_VECTSIZE 550

!

!! Created by Intex Deal Maker v3.5.313  ,  subroutines 3.0f3

!!   12/03/2003   4:01 PM

!

!  Modeled in the Intex CMO Modeling Language, (WNYC0063975)

!  which is copyright (c) 2003 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

!

  DEFINE CONSTANT #OrigCollBal = 205655527.00

!

  DEFINE CONSTANT #OrigBondBal = 205655527.00

!

!

       FULL_DEALNAME:    ubsm30decs4

!

       DEAL SIZE:        $ 205655527.00

       PRICING SPEED:    300% PSA

!      ISSUE DATE:       20031201

       SETTLEMENT DATE:  20031230

!

  Record date delay: 24

!

 DEFINE TR_INDEXDEPS_ALL

!

 DEFINE SCHEDULE "SHIFT%"

!

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20031201 _

       DEAL_FIRSTPAY_DATE         20040125

!

!

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

!

!

  DEFINE TABLE "NASSNR" (6, 2) = "MONTH" "NAS_FRACSNR"

      60.1   0%

      72.1   30%

      84.1   40%

      96.1   60%

      108.1   80%

      120.1   100%

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

DEFINE TRANCHE "NAS", "D800", "D525", "AB", "SUBORD"

!

!

Tranche "NAS" SEN_NAS_FIX

   Block 20565000.00 at 5.5  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031201  Next 20040125

!

Tranche "D800" SEN_FIX

   Block 15734090.00 at 8  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031201  Next 20040125

!

Tranche "D525" SEN_FIX

   Block 157340910.00 at 5.25  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031201  Next 20040125

!

Tranche "AB" SEN_FIX

   Block 6360000.00 at 5.5  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031201  Next 20040125

!

Tranche "SUBORD" JUN_FIX

   Block 5655527.00 at 5.5  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031201  Next 20040125

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

   Delay 24 Dated 20031201 Next 20040125 Settle 20031230

!

  CLASS "NAS"       NO_BUILD_TRANCHE _

                    = "NAS"

  CLASS "D800"      NO_BUILD_TRANCHE _

                    = "D800"

  CLASS "D525"      NO_BUILD_TRANCHE _

                    = "D525"

  CLASS "AB"        NO_BUILD_TRANCHE _

                    = "AB"

  CLASS "SUBORD"    NO_BUILD_TRANCHE _

                    = "SUBORD"

  CLASS "SNRNN1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _

                    = "D800" "D525"

  CLASS "SNRNN" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _

                    = "SNRNN1" "AB"

  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _

                    = "NAS" "SNRNN"

!

!

  CLASS "ROOT" _

                   = "SNR" "SUBORD"

!

  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24  Dated 20031201  Next 20040125

DAYCOUNT 30360 BUSINESS_DAY NONE

!

  DEFINE PSEUDO_TRANCHE CLASS "SNRNN"        Delay 24  Dated 20031201  Next 20040125

DAYCOUNT 30360 BUSINESS_DAY NONE

!

  DEFINE PSEUDO_TRANCHE CLASS "SNRNN1"       Delay 24  Dated 20031201  Next 20040125

DAYCOUNT 30360 BUSINESS_DAY NONE

!

!

  CROSSOVER When 0

!

!

 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _

                    PARTIAL_PREPAY Compensate Pro_rata _

                    LOSS           Compensate Pro_rata

!

    Tranche      Cusip         Stated Maturity

    NAS           XXXXXXXXX     20331025

    D800          XXXXXXXXX     20330425

    D525          XXXXXXXXX     20330425

    AB            XXXXXXXXX     20331025

    SUBORD        XXXXXXXXX     20331025

!

!

 CMO Block Payment Rules

------------------------------------

   calculate :  #Non_PO_Bal = BBAL("SNR", "SUBORD")

!

!

   calculate :  #NasShiftSNR         = LOOKUP_TBL( "STEP", CURMONTH , "NASSNR", "MONTH", "NAS_FRACSNR" )

!

   calculate :  #NasFracSNR          = BBAL("NAS") / #Non_PO_Bal

!

   calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")

!

!

   calculate :  #SenPrep = _

              IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _

              THEN 100 _

              ELSE #SenPct + SHIFT% * (100-#SenPct), _

   Reduce_SHIFT%_when (1)

!

   calculate : #SENRECOV = _

     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _

                  #SenPrep/100 * DELINQ_RECOVER ))

!

 calculate:  "SNR" _

  NO_CHECK SCHEDULED       AMOUNT        V0  = #SenPct / 100 * COLL_P_SCHED , _

  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = #SenPrep / 100 * COLL_P_PREPAY , _

  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV

!

  calculate :  #SenSchedAlloc   = V0

  calculate :  #SenPrepayAlloc  = V1

  calculate :  #SenRecoverAlloc = V3

!

   calculate : #SubSched   = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )

   calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )

   calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!

 calculate:  "SUBORD" _

  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _

  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _

  NO_CHECK RECOVER        AMOUNT             = #SubRecov

!

------------------------------------

        from :  CLASS ( "SNR" )

         pay :  CLASS INTEREST PRO_RATA  ( "NAS"; "SNRNN" )

         pay :  CLASS INTSHORT PRO_RATA  ( "NAS"; "SNRNN" )

------------------------------------

   calculate :  #NasCeilSNR = MIN ( BBAL("NAS"), COLL_P_SCHED * #NasFracSNR + COLL_P_PREPAY * #NasFracSNR * #NasShiftSNR + DELINQ_RECOVER * #NasFracSNR)

   calculate :  #NasCeilSNR = IF CURMONTH LE 60 THEN 0 ELSE #NasCeilSNR

------------------------------------

  subject to :  CEILING ( #NasCeilSNR )

        from :  CLASS ( "SNR" )

         pay :  CLASS BALANCE SEQUENTIAL ("NAS")

------------------------------------

        from :  CLASS ( "SNR" )

         pay :  CLASS BALANCE SEQUENTIAL ("SNRNN", "NAS")

------------------------------------

!

        from :  CLASS ( "SNRNN" )

         pay :  CLASS INTEREST PRO_RATA  ( "SNRNN1"; "AB" )

         pay :  CLASS INTSHORT PRO_RATA  ( "SNRNN1"; "AB" )

------------------------------------

        from :  CLASS ( "SNRNN" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNRNN1", "AB" )

------------------------------------

!

        from :  CLASS ( "SNRNN1" )

         pay :  CLASS INTEREST PRO_RATA  ( "D800"; "D525" )

         pay :  CLASS INTSHORT PRO_RATA  ( "D800"; "D525" )

------------------------------------

        from :  CLASS ( "SNRNN1" )

         pay :  CLASS BALANCE PRO_RATA ( "D800" ; "D525" )

------------------------------------

!

------------------------------------

        from :  CLASS ( "NAS" )

         pay :  SEQUENTIAL ( "NAS#1" )

------------------------------------

        from :  CLASS ( "D800" )

         pay :  SEQUENTIAL ( "D800#1" )

------------------------------------

        from :  CLASS ( "D525" )

         pay :  SEQUENTIAL ( "D525#1" )

------------------------------------

        from :  CLASS ( "AB" )

         pay :  SEQUENTIAL ( "AB#1" )

------------------------------------

------------------------------------

        from :  CLASS ( "SUBORD" )

         pay :  SEQUENTIAL ( "SUBORD#1" )

------------------------------------

!

 Schedule "SHIFT%"

Declare

60     100%

72     70%

84     60%

96     40%

108    20%

120    0%

!

!

 Collateral

!

!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0

  WL  20031201    9999 9999   FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig

!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term

!! BEGINNING OF COLLATERAL

M        0               WL    00    WAC                5.8 (    205655527.00 /    205655527.00 );    205655527.00

0.3          0.3              358:1     358:1       359 NO_CHECK